                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      __________


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)     MARCH 17, 1998



                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


            MARYLAND                    1-13232                84-1259577
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)



1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
--------------------------------------------------             ----------
   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code   (303) 757-8101


                                     NOT APPLICABLE
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

         On March 17, 1998, AIMCO entered into an Agreement and Plan of Merger (the "Insignia Merger Agreement") with Insignia Financial Group, Inc., a Delaware corporation ("Insignia"), pursuant to which Insignia will be merged with and into AIMCO with AIMCO as the survivor (the "Insignia Merger"). The Insignia Merger Agreement provides that prior to the Insignia Merger, Insignia will spin off to its stockholders all assets related to its U.S. and international commercial real estate business, its New York-based cooperative and condominium management company, its single-family home brokerage operations and other related holdings.

         In the Insignia Merger the common stock, par value $0.01 per share, of Insignia ("Insignia Common Stock") will be converted, assuming the stockholders of AIMCO and Insignia approve the Insignia Merger, into the right to receive an aggregate of approximately $303 million in Series E. Preferred Stock, par value of $0.01 per share, of AIMCO ("Series E Preferred Stock"). In addition to receiving the same dividends as holders of AIMCO Common Stock, holders of Series E Preferred Stock are entitled to a preferred dividend of $50 million in the aggregate, and when such dividend is paid, the Series E Preferred Stock automatically will convert into AIMCO Common Stock on a one-for-one basis, subject to antidilution adjustments, if any. In addition, AIMCO will assume approximately $307 million in outstanding indebtedness and other liabilities and will assume approximately $150 million of 6 1/2% Trust Convertible Preferred Securities issued by Insignia Financing I, a subsidiary of Insignia (the "TOPRs"), for a total transaction value of approximately $810 million. Also, the Insignia Merger Agreement provides that AIMCO is required to propose to acquire (by merger) the outstanding shares of beneficial interest in Insignia Properties Trust, a Maryland real estate investment trust ("IPT"), at a price of at least $13.25 per IPT share and use its reasonably best efforts to consummate the transaction after the closing of the Insignia Merger but not earlier than August 15, 1998. IPT is a 75% owned subsidiary of Insignia; the 25% of the shares of IPT not owned by Insignia are valued at an aggregate of approximately $100 million, or approximately $13.25 per share.

         If the stockholders of AIMCO do not approve the Insignia Merger, the Insignia Merger may nonetheless be consummated. However, instead of receiving $303 million in Series E Preferred Stock, holders of Insignia Common Stock would receive approximately $203 million in Series E Preferred Stock and $100 million in Series F Preferred Stock, par value $0.01 per share, of AIMCO ("Series F Preferred Stock"). In either case, holders of Series E Preferred Stock would be entitled to a preferred dividend of $50 million. Holders of Series F Preferred Stock are entitled to receive the greater of (i) dividends received by holders of AIMCO Common Stock and (ii) preferred distributions of 10% of the face value of the Series F Preferred Stock, with the preferred return rate escalating by 1% each year until a 15% annual return is achieved. Upon the approval by stockholders of AIMCO, the Series F Preferred Stock will convert into AIMCO Common Stock on a one-to-one basis, subject to antidilution adjustments, if any.

         Insignia Financial Group, Inc. is a leading fully integrated real estate services company. Insignia is the largest manager of multifamily residential properties in the United States and is among the largest managers of commercial properties. Insignia commenced operations in December 1990 and since then has grown to provide property and/or asset management and other real estate services for over 2,700 properties which include approximately 280,000 residential units (including cooperative and condominium units), and approximately 160 million square feet and commercial space located in over 500 cities and 48 states and overseas.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

          Consolidated Financial Statements and Report of Independent Auditors for Ambassador Apartments, Inc., as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 (included as Exhibit 99.1 to this Report and incorporated herein by this reference).

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          Consolidated Financial Statements and Report of Independent
Auditors for Insignia Financial Group, Inc., as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 (included as Exhibit 99.2 to this Report and incorporated herein by this reference).

(b) Pro Forma Financial Information

         The required pro forma financial information is included as Exhibit
99.3 to this Report and incorporated herein by this reference.

(c) Exhibits

         The following exhibits are filed with this report:

Exhibit
Number    Description
-------   -----------

23.1      Consent of Ernst & Young LLP, Chicago, Illinois.

23.2      Consent of Ernst & Young LLP, Greenville, South Carolina.

99.1      Consolidated Financial Statements and Report of Independent
          Auditors for Ambassador Apartments, Inc., as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997.

99.2 Consolidated Financial Statements and Report of Independent Auditors for Insignia Financial Group, Inc., as of December 31, 1997 and
          1996 and for each of the three years in the period ended December 31, 1997.

99.3 Pro Forma Financial Information of Apartment Investment and Management Company as of and for the year ended December 31, 1997.

                              *     *     *     *     *

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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  March 31, 1998                  By:
                                          ------------------------------------
                                          Troy D. Butts
                                          Senior Vice President and Chief
                                          Financial Officer

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                     EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



Exhibit
Number    Description
-------   -----------

23.1      Consent of Ernst & Young LLP, Chicago, Illinois.

23.2      Consent of Ernst & Young LLP, Greenville, South Carolina.

99.1 Consolidated Financial Statements and Report of Independent Auditors for Ambassador Apartments, Inc., as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997.

99.2 Consolidated Financial Statements and Report of Independent Auditors for Insignia Financial Group, Inc., as of December 31, 1997 and
          1996 and for each of the three years in the period ended December 31, 1997.

99.3 Pro Forma Financial Information of Apartment Investment and Management Company as of and for the year ended December 31, 1997.